UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002022685
BBCMS Mortgage Trust 2024-5C27
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001931347
Greystone Commercial Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-276033-02	38-4315883 38-4315884
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 528-7479
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Crescent Center Mortgage Loan, which constituted approximately 2.3% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2024, relating to the BMO 2024-5C3 Mortgage Trust filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed on June 25, 2024 (the “BMO 2024-5C3 PSA”).  Pursuant to Section 6.08 of the BMO 2024-5C3 PSA, Greystone Servicing Company LLC, a Delaware limited liability company, was removed as special servicer of the Crescent Center Mortgage Loan and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), a national banking association, was appointed as the successor special servicer of the Crescent Center Mortgage Loan under the BMO 2024-5C3 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of March 10, 2025, the Crescent Center Mortgage Loan will be specially serviced, if necessary, pursuant to the BMO 2024-5C3 PSA, by Midland.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the BMO 2024-5C3 PSA.

Midland Loan Services, a Division of PNC Bank, National Association

Midland is being appointed as successor special servicer under the BMO 2024-5C3 PSA governing the BMO 2024-5C3 securitization transaction (the “BMO 2024-5C3 Securitization”), which governs the servicing of the Crescent Center Whole Loan, which is a Non-Serviced Companion Loan under the pooling and servicing agreement (the “BBCMS 2024-5C27 PSA”) governing this securitization transaction (the “BBCMS 2024-5C27 Securitization”).  In this capacity, Midland will be responsible for the servicing and administration of the specially serviced mortgage loans and REO properties serviced under the BMO 2024-5C3 PSA.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a commercial financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets.  Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial mortgage-backed securities (“CMBS”) by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc., Fitch Ratings, Inc., DBRS, Inc. (“DBRS Morningstar”) and Kroll Bond Rating Agency, LLC.  Midland has received rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and DBRS Morningstar. For each category, S&P ranks Midland as “Strong”. DBRS Morningstar ranks Midland as “MOR CS2” for master servicer, “MOR CS1” for primary servicer, and “MOR CS1” for special servicer. Fitch ranks Midland as “CMS2+” for master servicer, “CPS2+” for primary servicer, and “CSS2+” for special servicer. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed.  Furthermore, Midland’s business continuity and disaster recovery plans are reviewed and tested annually.  Midland's policies, operating procedures and business continuity plan anticipate and provide the mechanism for some or all of Midland's personnel to work remotely as determined by management to comply with changes in federal, state or local laws, regulations, executive orders, other requirements and/or guidance, to address health and/or other concerns related to a pandemic or other significant event or to address market or other business purposes.

In accordance with the BMO 2024-5C3 PSA, Midland has engaged (or may in the future engage) one or more third-party vendors and/or affiliates to support Midland’s performance of certain duties and/or obligations under the BMO 2024-5C3 PSA, including, but not limited to, with respect to one or more of the following tasks, if applicable:

  converting and de-converting loans to or from the servicing system and setting up any applicable cash management waterfall;
  calculating certain amounts such as principal and interest payments, default interest, deferred interest, rent escalations, financial statement penalty fees, payoff amounts and other ad hoc items;

  calculating remittances and allocated loan and appraisal reduction amounts and preparing remittance reports and other related reports, including Schedule AL;

  administering certain aspects relating to reserve account disbursement requests;

  assisting with the collection of financial/operating statements and rent rolls and performing operating statement and rent roll spreading activities;

  monitoring covenant compliance and occupancy and tenant-related triggers, completing certain covenant calculations, tests and related analyses and identifying loans for Midland to proceed with cash management implementation;

  UCC, tax and insurance-related researching, monitoring, filing, reporting, collecting and tracking, and lien release filing and tracking;

  performing property inspections and preparing the related property inspection reports;

•         updating of the servicing system periodically with certain information, such as with respect to borrower, collateral, loan terms, escrows, reserves, covenants, loan-level transactions (i.e., amendments, assumptions, defeasances, etc.) and servicing fees;

  processing loan and bring current statements and updating receivables;

  per Midland’s requirements, generating certain correspondence including hello letters, missed payment letters, financial statement demand letters and event of default letters; and

  one or more additional tasks assigned by Midland; provided, however, such tasks will not include holding or collecting funds or performing asset management (other than document review and preparation in support of Midland’s asset managers’ processing of certain asset management transactions).

Notwithstanding the foregoing, Midland will remain responsible for Midland’s duties and/or obligations under the BMO 2024-5C3 PSA. Midland monitors and oversees its third-party vendors in compliance with its internal procedures, the BMO 2024-5C3 PSA and applicable law.

Midland will not have primary responsibility for custody services of original documents evidencing the Crescent Center Whole Loan. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving the Crescent Center Whole Loan or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard (as defined in the BMO 2024-5C3 PSA).

No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the BMO 2024-5C3 PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight® through Midland's website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight®.

As of December 31, 2024, Midland was master and primary servicing approximately 19,712 commercial and multifamily mortgage loans with a principal balance of approximately $441 billion. The collateral for such loans may be located in all 50 states, the District of Columbia, Puerto Rico, Guam, US Virgin Islands and Canada.  Approximately 13,929 of such loans, with a total principal balance of approximately $347 billion, pertain to commercial and multifamily mortgage-backed securities.  The related loan pools include multifamily, office, retail, hospitality and other income-producing properties.  As of December 31, 2024, Midland was named the special servicer in approximately 302 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $118 billion.  With respect to such commercial mortgage-backed securities transactions as of such date, Midland was administering approximately 159 assets with an outstanding principal balance of approximately $4.3 billion.

From time to time, Midland and/or its affiliates may purchase or sell securities, including, CMBS certificates. Midland and/or its affiliates may purchase or sell certificates issued in the offering for BMO 2024-5C3 Securitization pursuant to secondary market transactions.

                Midland has been servicing mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of commercial and multifamily loans and leases in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2022 to 2024.

Portfolio Size – Master/Primary Servicing	Calendar Year End (Approximate amounts in billions)
	2022	2023	2024
CMBS	$328	$336	$347
Other	$315	$244	$173
Total	$642	$580	$521

                Midland has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMBS transactions from 2022 to 2024.

Portfolio Size –Special Servicing	Calendar Year End (Approximate amounts in billions)
	2022	2023	2024
Total	$162	$119	$118

Midland may enter into one or more arrangements with the Directing Holder (as defined in the BMO 2024-5C3 PSA), a Controlling Class Certificateholder (as defined in the BMO 2024-5C3 PSA), any directing certificateholder, any Companion Loan Holder (as defined in the BMO 2024-5C3 PSA), the other Certificateholders (as defined in the BMO 2024-5C3 PSA) (or an affiliate or a third-party representative of one or more of the preceding) or any other person with the right to appoint or remove and replace the special servicer under the BMO 2024-5C3 PSA to provide for (i) a discount, waiver and/or revenue sharing with respect to certain of the special servicer compensation under the BMO 2024-5C3 PSA and/or (ii) certain services, in each case, in consideration of, among other things, Midland’s appointment (or continuance) as special servicer under the BMO 2024-5C3 PSA and any related co-lender agreement and limitations on the right of such person to remove the special servicer under the BMO 2024-5C3 PSA.

PNC Bank and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of the Trust (as defined in the BMO 2024-5C3 PSA).  In some cases, fee rates, amounts or discounts may be offered to PNC Bank and its affiliates by a third party vendor which differ from those offered to the Trust (as defined in the BMO 2024-5C3 PSA) as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank or its affiliates other than Midland.

Midland also (i) acted as interim servicer for certain of the Mortgage Loans held by the BBCMS 2024-5C27 Securitization, (ii) is the master servicer under the pooling and servicing agreement governing the BMO 2024-5C4 securitization transaction, pursuant to which the GNL Industrial Portfolio Whole Loan and the 620 W. 153rd St. Whole Loan are serviced, (iii) is the master servicer under the pooling and servicing agreement governing the Benchmark 2024-V7 securitization transaction, pursuant to which the 28-40 West 23rd Street Whole Loan and the 1099 New York Avenue Whole Loan are serviced, (iv) is the master servicer under the pooling and servicing agreement governing the Benchmark 2024-V6 securitization transaction, pursuant to which the Wateridge Whole Loan is serviced and (v) is the master servicer under the pooling and servicing agreement governing the BMO 2024-5C5 securitization transaction, pursuant to which The Pointe & Oak Shadows Whole Loan is serviced.

The foregoing information concerning the successor special servicer under the BMO 2024-5C3 PSA has been provided by Midland.  Midland does not make any representations as to the validity or sufficiency of the BMO 2024-5C3 PSA (other than as to it being a valid obligation of Midland as successor special servicer), the BBCMS 2024-5C27 PSA, the certificates issued in connection with the BBCMS 2024-5C27 Securitization or the BMO 2024-5C3 Securitization, the mortgage loans held by the BBCMS 2024-5C27 Securitization or the BMO 2024-5C3 Securitization, the free writing prospectus in connection with the BBCMS 2024-5C27 Securitization (other than as to the accuracy of the information provided by Midland) or the BMO 2024-5C3 Securitization or any related documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Schmidt
Daniel Schmidt, CEO

Date:  March 10, 2025